SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 20, 1997.

                        Oakwood Mortgage Investors, Inc.
               (Exact name of registrant as specified in charter)


   North Carolina                    333-31441            56-1886793
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)       Identification No.)

               7800 McCloud Road, Greensboro, North Carolina 27407 (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (910) 664-2400

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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

     On November 20, 1997, the Registrant caused the issuance and sale of $252,393,252 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1997-D (the "Certificates") pursuant to the Series 1997-D Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (November 1995 Edition) (the "Standard Terms"). The Certificates were issued in ten Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                           Initial Certificate
 Designation                         Pass-Through Rate      Principal Balance

 Class A-1........................     (1)                     $46,940,000
 Class A-2........................   6.350%                    $46,290,000
 Class A-3........................   6.500%                    $30,260,000
 Class A-4........................   6.725%                    $15,340,000
 Class A-5........................     (2)                     $62,453,000
 Class M..........................     (3)                     $17,037,000
 Class B-1........................     (4)                     $23,977,000
 Class B-2........................     (5)                     $10,096,252
 Class X..........................     (6)                              (6)
 Class R..........................     (7)                              (7)

 _______________________

 (1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of (i) One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus 0.12% or (ii) the Weighted Average Net Asset Rate. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be 5.8075% per annum.

 (2) The Pass-Through Rate on the Class A-5 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.950% per annum or (ii) the Weighted Average Net Asset Rate.

 (3) The Pass-Through Rate on the Class M Certificates for any Distribution Date shall be equal to the lesser of (i) 6.950% per annum or (ii) the Weighted Average Net Asset Rate.

 (4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.325% per annum or (ii) the Weighted Average Net Asset Rate.

 (5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.550% per annum or (ii) the Weighted Average Net Asset Rate.

(6) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(7) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 1997-D (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance


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Corporation ("OAC") pursuant to a Sales Agreement, dated as of November 1, 1997, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class X and Class R Certificates. The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are senior to the Class M, Class B-1 and Class B-2 Certificates. The Class B-2 Certificates will have the benefit of a limited guarantee (the "Limited Guarantee") provided by Oakwood Homes Corporation ("Oakwood Homes"), the parent of OAC, of certain collections on the Assets. The Limited Guarantee will not be available to support other Classes of Certificates.

     The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation (the "Underwriter") pursuant to a Terms Agreement, dated as of November 14, 1997, among the Underwriter, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1995. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.



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

Exhibits

1.1 Terms Agreement, dated November 14, 1997, among the Registrant, Oakwood Acceptance Corporation, Credit Suisse First Boston Corporation, as Underwriter, relating to the Offered Certificates (related exhibit available upon request of the Registrant)

4.1 Copy of the Series 1997-D Pooling and Servicing Agreement, dated as of November 1, 1997, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee. (related exhibits available upon request of the Trustee)

99.1 Copy of the Limited Guarantee, dated as of November 1, 1997, by Oakwood Homes Corporation for the benefit of PNC Bank, National Association, as Trustee



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

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 20, 1997                             OAKWOOD MORTGAGE INVESTORS, INC.



                                              By: /s/ Douglas R. Muir

                                              Name:  Douglas R. Muir

                                              Title: Vice President


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

                                INDEX TO EXHIBITS



                                                                            Page

1.1 Terms Agreement, dated November 14, 1997, among the Registrant, Oakwood Acceptance Corporation, Credit Suisse First Boston
     Corporation, as Underwriter, relating to the Offered Certificates (related exhibit available upon request of the
     Registrant).......................................................

4.1 Copy of the Series 1997-D Pooling and Servicing Agreement, dated as of November 1, 1997, by and among the Registrant, Oakwood
     Acceptance Corporation, as Servicer, and PNC Bank, National
     Association (related exhibits available upon request of the
     Trustee)
     ..................................................................

99.1 Copy of the Limited Guarantee, dated as of November 1, 1997, by Oakwood Homes Corporation for the benefit of PNC Bank, National Association, as
     Trustee...........................................................



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